UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2003




                                  BRIAZZ, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





   Washington             000-32527                      91-1672311
----------------    ------------------------   ---------------------------------
(Jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
 incorporation)



                        3901 7th Avenue South, Suite 200
                         Seattle, Washington 98108-5206
              ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code (206) 467-0994




                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

Nasdaq has notified the Company that its common stock will be transferred from the Nasdaq National Market to the Nasdaq SmallCap Market, effective at the opening of business on Monday, January 27, 2003.










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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                       BRIAZZ, INC.



Date:  January 24, 2003                /s/ Victor D. Alhadeff
                                       -----------------------------------
                                       Victor D. Alhadeff
                                       Chief Executive Officer, Chief Financial
                                       Officer, Secretary and Chairman